Q1 2024 RESULTS REVIEW May 2, 2024 Exhibit 99.2

Q1 2024 results review | May 2, 20242 SAFE HARBOR STATEMENT AND DISCLOSURES All statements other than statements of historical fact contained in this presentation including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH Industrial and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products, changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, trade and commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls and tariffs; volatility in international trade caused by the imposition of tariffs, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics (such as the COVID-19 pandemic), terrorist attacks in Europe and elsewhere; the remediation of a material weakness; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this presentation, which is available on our website at www.cnh.com. Forward-looking statements are based upon assumptions relating to the factors described in this presentation, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH’s control. CNH expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH, including factors that potentially could materially affect its financial results, is included in the Company’s reports and filings with the U.S. Securities and Exchange Commission (“SEC”). All future written and oral forward-looking statements by CNH or persons acting on the behalf of CNH are expressly qualified in their entirety by the cautionary statements contained herein or referred to above.

Q1 2024 results review | May 2, 20243 Q1 2024 | MAIN ACHIEVEMENTS Markets weak; profits resilient Proactive cost reductions Continued progress on in-house tech

Q1 2024 results review | May 2, 20244 Q1 2024 | RESULTS (1) Non-GAAP measures (definition and reconciliation in appendix) Consolidated Revenues $4.8B (10)% Adj. EBIT1 Industrial Activities $405M (27)% Net Income $402M (17)% Diluted EPS $0.31 ($0.04) Net Sales Industrial Activities $4.1B (14)% (180) bps (11)% ($0.02) Adj. EBIT%1 Industrial Activities 9.8% Adjusted Net Income1 $421M Adjusted Diluted EPS1 $0.33 YoY vs Q1 2023

5 Q1 2024 results review | May 2, 2024 Retail deliveries outperformed market More aggressively addressing dealer inventories Restructuring program on track to be completed in Q2 Agriculture price realization despite competitive pressure Construction profit improvement supported by cost actions Financial Services delivered strong net income & profitability ratios Q1 2024 | BUSINESS HIGHLIGHTS

Q1 2024 results review | May 2, 20246 STRATEGIC PRIORITIES CUSTOMER INSPIRED INNOVATION BRAND AND DEALER STRENGTH TECHNOLOGY LEADERSHIP OPERATIONAL EXCELLENCE SUSTAINABILITY STEWARDSHIP

Q1 2024 results review | May 2, 20247 TECHNOLOGY LEADERSHIP: OFFBOARD MANAGEMENT Introducing an easier way to farm—anywhere, at any time

Q1 2024 results review | May 2, 20248 TECHNOLOGY LEADERSHIP: SATELLITE CONNECTIVITY Collaboration with Intelsat

OPERATIONAL EXCELLENCE – COST PROGRAMS

Ongoing focus on both COGS and SG&A of Industrial Activities

	Q1 Actions	Q2-Q4 Actions	Impact by Quarter[1] ($M)
COGS Reduction	✓ Logistics costs ✓ Manufacturing efficiencies Some savings held in inventory	Lean manufacturing Kaizen events Strategic Sourcing Program	
SG&A Restructuring	✓ 12% lower YoY in Q1 ✓ Budget discipline	Restructuring to be completed in Q2 Expanding support operations in low-cost countries	

~310-365
25
range reflects production volumes
Q1
Q2
Q3
Q4

~140-180
45
range reflects 10-15% savings estimate
Q1
Q2
Q3
Q4

(1) Cumulative gross savings related to cost initiatives; excludes inflation or FX impacts

9 Q1 2024 results review | May 2, 2024

CNH

Q1 2024 results review | May 2, 202410 Q1 2024 | FINANCIAL HIGHLIGHTS (1) Non-GAAP measure (definition and reconciliation in appendix) ($M) $0.35 $0.33 Q1 2023 Q1 2024 (673) (1,209) Q1 2023 Q1 2024 475 421 Q1 2023 Q1 2024 4,776 4,131 Q1 2023 Q1 2024 Net Sales Industrial Activities Free Cash Flow1 Industrial Activities Adjusted Diluted EPS1 Adjusted Net Income1 (14)% (11)% ($0.02) (536) Δ YoY

Q1 2024 results review | May 2, 202411 Q1 2024 | AGRICULTURE (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the Appendix; (2) Non-GAAP measure (definition and reconciliation in appendix) Note: numbers may not add due to rounding 3,927 3,373 Q1 2023 Q1 2024 Net Sales ($M) Gross Margin1 Adjusted EBIT2 Q1 2023 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q1 2024 12.5% 14.5% (14)% (240) bps Δ YoY 26.2% 23.8% Q1 2023 Q1 2024

Q1 2024 results review | May 2, 202412 Q1 2024 | CONSTRUCTION (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the Appendix; (2) Non-GAAP measure (definition and reconciliation in appendix) Note: numbers may not add due to rounding 849 758 Q1 2023 Q1 2024 Net Sales ($M) Gross Margin1 Adjusted EBIT2 Q1 2023 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q1 2024 6.7% 5.2% (11)% +150 bps Δ YoY 15.9% 17.4% Q1 2023 Q1 2024

Q1 2024 results review | May 2, 202413 Q1 2024 | FINANCIAL SERVICES (1) Return on Assets defined as: EBIT / average managed assets annualized (2) Including unconsolidated JVs; (3) At constant currency Q1 retail originations $2.5B, +$0.3B YoY Managed portfolio $28.7B, +$4.2B YoY (+$4.3B @ CC3) ($M) Managed Portfolio2 & Retail Originations2 Net Income Portfolio at March 31, 2024 Retail Wholesale Operating Lease 60% 35% 5% 78 118 Q1 2023 Q1 2024 Delinquencies on Book (>30 Days) Profitability Ratios Gross Margin / Average Assets on Book RoA1 3.7% 3.0% 3.2% 2.6% 1.8% 1.9% 1.0% 2.0% 3.0% 4.0% Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 1.3% 1.4% 1.7% 1.0% 1.3% 1.6% 1.9% 2.2% Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24

Q1 2024 results review | May 2, 202414 CAPITAL ALLOCATION PRIORITIES ORGANIC GROWTH Support future growth through operating cash flow reinvestments BALANCE SHEET & CREDIT RATING Sustain healthy liquidity levels and investment grade credit rating SHAREHOLDER RETURNS Maintain a dedicated and consistent dividend and share repurchase policy INORGANIC GROWTH Retain option for disciplined and well-structured M&A

2024 OUTLOOK – AGRICULTURE

Total Industry Unit Performance[1]

	North America	EMEA	South America	APAC
LHP Tractors	~(10)%	~(10)%	~(10)%	(5)% – flat
HHP Tractors	(15)–(10)%			
Combines	(15)–(10)%	(15)–(10)%	(25)–(20)%	~flat

Total Industry Volume % change FY 2024 vs. FY 2023 reflecting the aggregate for key markets where the Company competes.

CNH Agriculture – Main Assumptions

Net Sales[2]: $B & Δ% YoY



2023 A
18.1
2024 E
(15)-(11)% YoY

Adj. EBIT Margin



2023 A
15.1%
2024 E
13.5-14.5%





(1) Regional split definition in the slide "Geographic information"
(2) Reflects full-year €/$ exchange rate average of 1.09

15 Q1 2024 results review | May 2, 2024

Q1 2024 results review | May 2, 202416 2024 OUTLOOK – CONSTRUCTION (1) Regional split definition in the slide “Geographic information” (2) Reflects full-year €/$ exchange rate average of 1.09 North America EMEA South America APAC Light (5)% – flat (15)–(10)% flat (10)–(5)% Heavy (5)% – flat (10)–(5)% flat – 5% (5)% – flat Total Industry Unit Performance1 CNH Construction – Main Assumptions 3.9 2023 A 2024 E (11)-(7)% YoY 6.1%2023 A 2024 E Adj. EBIT Margin 5.0-6.0% Total Industry Volume % change FY 2024 vs. FY 2023 reflecting the aggregate for key markets where the Company competes. Net Sales2: $B & Δ% YoY

Q1 2024 results review | May 2, 202417 2024 OUTLOOK – FINANCIAL TARGETS (1) Non-GAAP measure (definition in appendix) Industrial Activities previous current Net Sales (12)-(8)% YoY (14)-(10)% YoY Free Cash Flow1 $1.2B - $1.4B $1.1B - $1.3B Company previous current Adj. Diluted EPS1 $1.50 - $1.60 $1.45 - $1.55

Q1 2024 results review | May 2, 202418 Leaner and more resilient company Great iron + great tech Simpler capital market profile Experienced team ready for the challenges ahead THE PATH FORWARD

APPENDIX

Q1 2024 results review | May 2, 202420 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q1 2024 | UNIT PERFORMANCE VS. Q1 2023 Note: Total Industry Volume % change 2024 vs. 2023 reflecting the aggregate for key markets where the Company competes. (1) Regional split definition in the slide “Geographic information” NORTH AMERICA1 EMEA1 SOUTH AMERICA1 APAC1 0-140 HP – Small Tractors (15)% (15)% (18)% (12)% 140+ HP – Large Tractors (2)% Combines (17)% (24)% (40)% 16% Light (9)% (20)% (10)% 5% Heavy 6% (6)% (9)% 1% T o ta l I n d u s tr y C o m p a n y TRACTORS COMBINES LIGHT HEAVY Company Inventory Dealer Inventory Retail Production

Q1 2024 results review | May 2, 202421 Q1 2023 Q1 2024 Δ YoY U.S. GAAP Revenues 5,342 4,818 (10)% Net Sales | Industrial Activities 4,776 4,131 (14)% Net Income 486 402 (17)% Diluted EPS $0.35 $0.31 ($0.04) Non – GAAP1 Net Sales | Industrial Activities @CC2 4,776 4,108 (14)% Adjusted EBIT | Industrial Activities 555 405 (27)% Adjusted EBIT Margin | Industrial Activities 11.6% 9.8% (1.8) pp Adjusted Effective Tax Rate 28% 19% (9) pp Adjusted Net Income 475 421 (11)% Weighted average shares outstanding - diluted - million 1,359 1,274 (6)% Adjusted Diluted EPS $0.35 $0.33 ($0.02) Free Cash Flow | Industrial Activities (673) (1,209) (536) Q1 2024 | FINANCIAL SUMMARY (1) Non-GAAP measures: definitions in the slide “Non-GAAP Financial Measures”; reconciliations in “Reconciliations” section (2) @CC means at constant currency Note: numbers may not add due to rounding ($M)

Q1 2024 results review | May 2, 202422 Q1 2024 | INDUSTRIAL ACTIVITIES NET SALES (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Note: numbers may not add due to rounding Agriculture Construction Industrial Activities1 $3,373M $758M $4,131M (14)% YoY (15)% @CC2 (11)% YoY (11)% @CC2 (14)% YoY (14)% @CC2 By Region as reported By Region as reported By Region as reported 43% 33% 14% 10% 58% 20% 14% 8% 46% 31% 14% 9% 38% 34% 19% 9% 55% 25% 13% 8% 41% 33% 18% 9% By Product as reported By Product as reported By Segment as reported 57% 16% 27% 41% 58% 1% 82% 18% 55% 22% 24% 34% 64% 2% 82% 18% Q1 2023 Q1 2024 AG CE NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC Q1 2024 mix Q1 2023 mix Q1 2024 mix Q1 2023 mix

Q1 2024 results review | May 2, 202423 Q1 2024 | FINANCIALS BY SEGMENT (1) Non-GAAP measure: definition in the slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section Note: numbers may not add due to rounding Revenues & Net Sales Gross Profit Gross Margin Adj. EBIT1 Adj. EBIT Margin1 Q1 23 Q1 24 Q1 23 Q1 24 Q1 23 Q1 24 Q1 23 Q1 24 Q1 23 Q1 24 Agriculture 3,927 3,373 1,030 804 26.2% 23.8% 570 421 14.5% 12.5% Construction 849 758 135 132 15.9% 17.4% 44 51 5.2% 6.7% Elimination & Other - - - - - - (59) (67) - - Industrial Activities 4,776 4,131 1,165 936 24.4% 22.7% 555 405 11.6% 9.8% Financial Services 549 685 Elimination & Other 17 2 CNH Industrial 5,342 4,818 ($M)

Q1 2024 results review | May 2, 202424 Q1 2023 Q1 2024 Investments in property, plant and equipment, and intangible assets 90 96 Breakdown by Category New Product & Technology 45% 46% Maintenance & Other 44% 50% Industrial Capacity Expansion & LT Investments 11% 4% Breakdown by Segment Agriculture 90% 87% Construction 10% 12% Research and Development 231 228 Total spending (CapEx + R&D) in new products 183 187 Breakdown by Trend Digital 40% 45% Electric Vehicles and CNG-LNG 9% 8% Other New Program 51% 47% ($M) Q1 2024 | CAPEX AND R&D Note: numbers may not add due to rounding

Q1 2024 results review | May 2, 202425 ($B) Outstanding Mar. 31, 2024 2024 2025 2026 2027 2028 Beyond 4.7 Bank Debt 1.9 1.1 0.3 0.4 0.3 0.7 11.1 Capital Market 2.2 2.6 2.2 1.5 0.8 1.7 0.1 Other Debt 0.1 - - - - - 16.0 Cash Portion of Debt Maturities 4.2 3.8 2.5 1.9 1.1 2.4 of which Industrial Activities 1.0 1.6 0.5 1.1 0.1 0.6 of which Financial Services 3.3 2.2 2.0 0.8 1.0 1.8 4.0 Cash & Cash Equivalents 0.7 of which restricted cash 0.2 Net Receivables / (Payables) with Iveco Group 5.0 Undrawn Committed credit lines 9.2 Total Available Liquidity DEBT MATURITY SCHEDULE | BREAKDOWN Note: numbers may not add due to rounding

RECONCILIATIONS

Q1 2024 results review | May 2, 202427 Q1 2023 Q1 2024 Net Income 486 402 Less: Consolidated income tax expense (173) (77) Consolidated income before taxes 659 479 Less: Financial Services Financial Services Net Income 78 118 Financial Services Income Taxes 29 19 Add back of the following Industrial Activities items: Interest expense of Industrial Activities, net of Interest income and eliminations 4 32 Foreign exchange (gains) losses, net of Industrial Activities 6 - Finance and non-service component of Pension and other post- employment benefit costs of Industrial Activities(1) (1) 1 Adjustments for the following Industrial Activities items: Restructuring expenses 1 30 Other discrete items(2) (7) - Total Adjusted EBIT of Industrial Activities 555 405 RECONCILIATION OF NET INCOME TO ADJ. EBIT OF INDUSTRIAL ACTIVITIES (1) In Q1’24 and Q1’23, this item includes the pre-tax gain of $6M and $6M as a result of the amortization over the 4 years of the $101M positive impact from the 2021 modifications of a healthcare plan in the U.S. (2) In Q1’24 this item did not include any discrete items. In Q1’23 this item included a gain of $13M in relation to the fair value remeasurement of Augmenta and Bennamann, partially offset by a $6M loss on the sale of our Russia Financial Services business. ($M)

Q1 2024 results review | May 2, 202428 Q1 2023 Q1 2024 Net cash provided by (used in) Operating Activities (701) (894) Cash flows from Operating Activities of Financial Services net of eliminations 158 (198) Change in derivatives hedging debt of Industrial Activities and other 7 - Investments in assets sold under operating lease assets of Industrial Activities (4) (4) Investments in property, plant & equipment, and intangible assets of Ind. Act. (90) (96) Other changes(1) (43) (17) Free cash flow of Industrial Activities (673) (1,209) RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW OF IND. ACTIVITIES UNDER U.S. GAAP (1) This item primarily includes change in intersegment financial receivables and capital increases in intersegment investments. ($M)

Q1 2024 results review | May 2, 202429 Q1 2023 Q1 2024 Net income (loss) 486 402 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (a) (12) 25 Adjustments impacting Income tax (expense) benefit (b) 1 (6) Adjusted net income (loss) 475 421 Adjusted net income (loss) attributable to CNH Industrial N.V. 471 420 Weighted average shares outstanding – diluted (million) 1,359 1,274 Adjusted diluted EPS $0.35 $0.33 Income (loss) from continuing operations before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 626 402 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (a) (12) 25 Adjusted income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (A) 614 427 Income tax (expense) benefit (173) (77) Adjustments impacting Income tax (expense) benefit (b) 1 (6) Adjusted income tax (expense) benefit (B) (172) (83) Adjusted Effective Tax Rate (Adjusted ETR) (C=B/A) 28% 19% (a) Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (12) 25 Restructuring expenses 1 31 Pre-tax gain related to the 2021 modification of a healthcare plan in the U.S. (6) (6) Loss on sale of Financial Services, Russia Operations 6 - Investment fair value adjustments (13) - (b) Adjustments impacting Income tax (expense) benefit 1 (6) Tax effect of adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 1 (6) Adjustment to valuation allowances on deferred tax assets - - ($M) RECONCILIATION OF ADJ. NET INCOME AND ADJ. INCOME TAX (EXPENSE) BENEFIT TO NET INCOME (LOSS) AND INCOME TAX (EXPENSE) BENEFIT AND CALCULATION OF ADJ. DILUTED EPS AND ADJ. ETR UNDER U.S. GAAP

Q1 2024 results review | May 2, 202430 The composition of our regions part of the geographic information is as follows: ▪ North America: United States, Canada, and Mexico ▪ Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Russia, Turkey, Uzbekistan, Pakistan, the African continent, and the Middle East ▪ South America: Central and South America, and the Caribbean Islands ▪ Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia and Oceania Industry Data ▪ In this presentation, industry information is generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau. ▪ Not all Agricultural or Construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Turkey, Brazil, and any country where local shipments are not reported. ▪ In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated, in making any adjustments to the shipment, delivery, sale, or registration data to determine our estimates of retail unit data in any period. GEOGRAPHIC INFORMATION

Q1 2024 results review | May 2, 202431 CNH monitors its operations through the use of several non-GAAP financial measures. CNH’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH’s financial performance and financial position. Management uses these non- GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH’s non-GAAP financial measures used in this presentation are defined as follows: Adjusted EBIT of Industrial Activities is defined as net income (loss) before income taxes, Financial Services’ results, Industrial Activities’ interest expenses, net, foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non-recurring items. In particular, non-recurring items are specifically disclosed items that management considers rare or discrete events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Net Income (Loss) is defined as net income (loss), less restructuring charges and non-recurring items, after tax. Adjusted Diluted EPS is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH share-based payment awards, when inclusion is not anti-dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Adjusted Income Tax is defined as income taxes less the tax effect of restructuring expenses and non-recurring items, and non-recurring tax charges or benefits. Adjusted Effective Tax Rate (Adjusted ETR) is computed by dividing a) adjusted income taxes by b) income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates, less restructuring expenses and non-recurring items. Free Cash Flow of Industrial Activities (or Industrial Free Cash Flow) refers to Industrial Activities only, and is computed as consolidated cash flow from operating activities less: cash flow from operating activities of Financial Services; investments of Industrial Activities in assets sold under buy-back commitments, assets under operating leases, property, plant and equipment and intangible assets; change in derivatives hedging debt of Industrial Activities; as well as other changes and intersegment eliminations. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Change excluding FX or Constant Currency refers to the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current year’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. NON-GAAP FINANCIAL MEASURES

INVESTOR RELATIONS CONTACTS investor.relations@cnh.com Jason Omerza +1 (630) 740 8079 | jason.omerza@cnh.com Federico Pavesi +39 (345) 605 6218 | federico.pavesi@cnh.com www.cnh.com